                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 2, 2003 (September 30, 2003)
                                                -------------------------------------

                            ENERGY WEST, INCORPORATED
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             (Exact name of registrant as specified in its charter)

           MONTANA                     0-14183               81-0141785
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(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)

1 First Avenue South, Great Falls, Montana                     59401
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 (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code         (406) 791-7500
                                                   ----------------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On September 30, 2003,  Energy West,  Incorporated (the "Company") issued a press release announcing that the Company has entered into a $23 million secured revolving  Credit  Agreement,  dated as of September  30, 2003 with LaSalle Bank
National Association, as agent for various financial institutions. A copy of the
Credit  Agreement  is  attached  hereto as Exhibit  10.1 and a copy of the press release  dated  September  30, 2003 is attached as Exhibit  99.1 hereto and such exhibits are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     10.1 Credit Agreement,  dated as of September 30, 2003, by and among Energy
          West,  Incorporated,  Various Financial  Institutions and LaSalle Bank
          National Association, as Agent.

     99.1 Press Release dated September 30, 2003.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date:  October 2, 2003             ENERGY WEST, INCORPORATED

                                        By: /s/ John C. Allen
                                           -------------------------------------
                                           John C. Allen
                                           Interim President and Chief Executive
                                           Officer